UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

VERACYTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VCYT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2024, following the recommendation from the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Veracyte, Inc. (the “Company”), the Board appointed Tom Miller, Ph.D., and Brent Shafer to serve as directors of the Company, effective immediately. Their terms will expire upon the earliest to occur of the Company’s 2025 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s death, resignation, disqualification, or removal. Dr. Miller has also been appointed to serve on the Regulatory and Compliance Committee of the Board and Mr. Shafer has also been appointed to serve on the Compensation Committee of the Board.

Neither Dr. Miller nor Mr. Shafer has any arrangements or understandings with any other person pursuant to which he was selected as a director, and no family relationship with any director or executive officer of the Company. Dr. Miller and Mr. Shafer have had no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

In connection with their appointment to the Board, each of Dr. Miller and Mr. Shafer is eligible to participate in the Company’s non-employee director compensation program. The non-employee director compensation program is described under the heading “2023 Director Compensation” in the Company’s definitive proxy statement for the 2024 annual meeting of stockholders, which was filed with the Securities and Exchange Commission (“SEC”) on April 25, 2024.

Dr. Miller and Mr. Shafer also entered into the Company’s standard form of indemnity agreement for non-executive directors, which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 7, 2013 (File No. 333-191282).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 4, 2024

VERACYTE, INC.

		By:	/s/ Rebecca Chambers
		Name:	Rebecca Chambers
		Title:	Chief Financial Officer
Principal Financial Officer